EASTMAN CHEMICAL COMPANY - EMN	January 26, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 26, 2006

EASTMAN CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-12626	62-1539359
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification No.)

200 South Wilcox Drive, Kingsport, TN	37660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 229-2000

EASTMAN CHEMICAL COMPANY - EMN	January 26, 2006

Item 2.02 Results of Operations and Financial Condition

On January 26, 2006, the registrant publicly released its financial results for the fourth quarter and full year 2005. The full text of the release is furnished as Exhibit 99.01 to this Form 8-K, and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K includes the following non-GAAP financial measures:

·

Total CASPI segment sales revenue, operating earnings, asset impairments and restructuring charges and other operating income excluding the CASPI restructured, divested and consolidated product lines component of each of these items; and

·

Eastman Chemical Company Operating Earnings, Earnings Before Tax, Net Earnings and Diluted Earnings Per Share excluding; asset impairments and restructuring charges, other operating income, gain on the sale of the investment in Genencor, charge associated with the early repayment of debt, and certain net deferred tax benefits.

Eastman's management believes that asset impairments and restructuring charges, other operating income, gain on the sale of the investment in Genencor, charges associated with the early repayment of debt, and the net deferred tax benefits, and corporate, Eastman Division, and CASPI sales revenue and operating earnings including restructured, divested, and consolidated product lines sales revenue and operating earnings from the CASPI segment do not reflect ongoing business results.  However, management believes that these items are indicative of the performance of certain businesses and product lines, results of continuous efforts to reduce costs, and results of other actions to improve the profitability and financial position of the company.  Management believes that investors can better evaluate and analyze historical and future business trends if they also consider the reported corporate, division and segment results, respectively, without the identified items.  Management utilizes corporate earnings and division and segment sales revenue and operating results excluding the identified items in the measures it uses to evaluate corporate, division and segment performance and in determining certain performance-based compensation.  These measures are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as alternatives to the GAAP measures of performance.  Table 8 in the accompanying financial tables reconciles operating earnings, earnings before tax, net earnings and earnings per share on a GAAP basis, as reflected in Eastman's Consolidated Statements of Earnings, to operating earnings, earnings before tax, net earnings and earnings per share excluding the identified items.  Table 5 in the accompanying financial tables reconciles CASPI segment revenue, operating earnings, asset impairments and restructuring charges, and other operating income on a GAAP basis to these measures excluding the identified items. Tables 4a and 4b in the accompanying financial tables reconcile corporate and Eastman Division sales revenue on a GAAP basis to sales revenue excluding restructured, divested, and consolidated product lines sales revenue from the CASPI segment.

EASTMAN CHEMICAL COMPANY - EMN	January 26, 2006

Item 9.01 Financial Statements and Exhibits:

(c) Exhibits

The following exhibit is furnished pursuant to Item 9.01:

99.01 Public release by the registrant on January 26, 2006 of fourth quarter and full year 2005 financial results.

EASTMAN CHEMICAL COMPANY - EMN	January 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By: /s/ Curtis E. Espeland Curtis E. Espeland Vice President and Chief Accounting Officer
Date: January 26, 2006